UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1 to Form 8-K dated August 11, 2010
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2010
EXTERRAN PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of incorporation)	001-33078 (Commission File Number)	22-3935108 (IRS Employer Identification No.)

16666 Northchase Drive
Houston, Texas (Address of principal executive offices)	77060 (Zip Code)
(281) 836-7000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On August 12, 2010, Exterran Partners, L.P. (the “Partnership,” “we,” “us” or “our”) filed a Current Report on Form 8-K (the “Original Report”), reporting, among other things, our acquisition (the “August 2010 Contract Operations Acquisition”) of certain contract operations customer service agreements and compression equipment used to provide compression services under those agreements on August 11, 2010 (the “Acquired Net Assets”) pursuant to that certain Contribution, Conveyance and Assumption Agreement, dated as of July 26, 2010, by and among us, Exterran Holdings, Inc. and certain of our respective subsidiaries, as further described in the Original Report. This Current Report on Form 8-K/A amends and supplements the Original Report to provide the financial statements and pro forma financial information required by Item 9.01 in connection with that acquisition. Except for the filing of the financial statements and pro forma financial information, the Original Report is not being amended or updated in any manner.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The Reports of the Independent Registered Public Accounting Firm and the financial statements listed below are set forth starting on page 3 of this Form 8-K/A.
•	The audited combined statements of assets acquired and liabilities assumed as of December 31, 2009 and 2008 for the August 2010 Contract Operations Acquisition and the related audited combined statements of revenues and direct operating expenses for the years ended December 31, 2009, 2008 and 2007.
•	The unaudited combined statement of assets acquired and liabilities assumed as of June 30, 2010 for the August 2010 Contract Operations Acquisition and the related unaudited combined statements of revenues and direct operating expenses for the six months ended June 30, 2010 and 2009.
•	The audited combined statement of revenues and direct operating expenses for the period from January 1, 2007 through August 19, 2007 for the August 2010 Contract Operations Acquisition — Universal Compression Holdings, Inc.
The combined financial statements related to the August 2010 Contract Operations Acquisition — Universal Compression Holdings, Inc. are related to the Acquired Net Assets owned by Universal Compression Holdings, Inc. prior to its merger with Hanover Compressor Company on August 20, 2007.
(b) Pro Forma Financial Information.
The unaudited pro forma consolidated balance sheet of the Partnership as of June 30, 2010 and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010 are set forth starting on page 11 of this Form 8-K/A.
(d) Exhibits.
23.1 Consent of Deloitte & Touche LLP

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners of Exterran Partners L.P.,
Houston, TX
We have audited the accompanying combined statements of assets acquired and liabilities assumed by Exterran Partners, L.P. and subsidiaries (the “Partnership”), including certain contract operations customer service agreements and compression equipment used to provide compression services under those agreements (the “Acquired Net Assets”) acquired by the Partnership pursuant to the Contribution, Conveyance and Assumption Agreement between Exterran Holdings, Inc., the Partnership and certain of their respective subsidiaries dated July 26, 2010 (the “Contract Operation Acquisition Agreement”), as of December 31, 2009 and 2008, and the related combined statements of revenues and direct operating expenses for the years ended December 31, 2009, 2008 and 2007 (the “August 2010 Contract Compression Acquisition Financial Statements”). These statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Acquired Net Assets are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquired Net Assets’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
The accompanying combined statements related to the August 2010 Contract Compression Acquisition Financial Statements were prepared to present the assets acquired and liabilities assumed and revenues and direct operating expenses of assets acquired by the Partnership pursuant to the Contribution, Conveyance and Assumption Agreement described in Note 1, and are not intended to be a complete presentation of the results of operations associated with the Acquired Net Assets.
In our opinion, such combined financial statements present fairly, in all material respects, the assets acquired and liabilities assumed by the Partnership as of December 31, 2009 and 2008, pursuant to the Contract Operation Acquisition Agreement described in Note 1, and the related revenues and direct operating expenses for the years ended December 31, 2009, 2008 and 2007 in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Houston, TX
September 1, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners of Exterran Partners L.P.,
Houston, TX
We have audited the accompanying combined statements of revenues and direct operating expenses of assets acquired by Exterran Partners, L.P. and subsidiaries (the “Partnership”), including certain contract operations customer service agreements and compression equipment used to provide compression services under those agreements (the “Acquired Net Assets”) acquired by the Partnership pursuant to the Contribution, Conveyance and Assumption Agreement between Exterran Holdings, Inc., the Partnership and certain of their respective subsidiaries dated July 26, 2010 (the “Contract Operation Acquisition Agreement”), for the period from January 1, 2007 through August 19, 2007 related to assets previously owned by Universal Compression Holdings, Inc. These statements (the August 2010 Contract Compression Acquisition Financial Statements — Universal Compression Holdings, Inc.”) are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Acquired Net Assets are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquired Net Assets’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying combined statements related to the August 2010 Contract Compression Acquisition Financial Statements—Universal Compression Holdings, Inc. were prepared to present the revenues and direct operating expenses of assets acquired by the Partnership pursuant to the Contribution, Conveyance and Assumption Agreement described in Note 1, and are not intended to be a complete presentation of the results of operations associated with the Acquired Net Assets.
In our opinion, such combined financial statements present fairly, in all material respects, the related revenues and direct operating expenses of the assets previously owned by Universal Compression Holdings, Inc. prior to the Contract Operation Acquisition Agreement described in Note 1 for the period January 1, 2007 through August 19, 2007 in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Houston, TX
September 1, 2010

AUGUST 2010 CONTRACT OPERATIONS ACQUISITION
COMBINED STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
(In thousands)

	June 30, 2010	December 31, 2009	December 31, 2008
	(unaudited)
ASSETS
Compression equipment	$192,234	$188,804	$166,988
Accumulated depreciation	(57,965)	(53,637)	(44,760)

Net compression equipment	134,269	135,167	122,228
Intangibles and other assets, net	5,938	6,275	6,831

Total assets acquired	$140,207	$141,442	$129,059

LIABILITIES
Total liabilities assumed	$—	$—	$—

The accompanying notes are an integral part of these combined financial statements.

AUGUST 2010 CONTRACT OPERATIONS ACQUISITION
COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
(In thousands)

	Six Months Ended June 30,		Years Ended December 31,
	2010	2009	2009	2008	2007
	(unaudited)
Revenues	$28,094	$28,649	$57,329	$56,076	$41,011
Direct operating expenses:
Cost of sales (excluding depreciation and amortization)	11,533	11,189	21,831	21,064	16,160
Depreciation and amortization	6,671	5,614	11,410	9,827	7,589
Selling, general and administrative	1,969	1,487	3,234	2,777	2,091

Total direct operating expenses	20,173	18,290	36,475	33,668	25,840

Excess of revenues over direct operating expenses	$7,921	$10,359	$20,854	$22,408	$15,171

The accompanying notes are an integral part of these combined financial statements.

AUGUST 2010 CONTRACT OPERATIONS ACQUISITION — UNIVERSAL COMPRESSION HOLDINGS, INC.
COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
(In thousands)

Period from
January 1, 2007
through
August 19, 2007
Revenues	$17,119
Direct operating expenses:
Cost of sales (excluding depreciation and amortization)	6,073
Depreciation and amortization	2,682
Selling, general and administrative	557

Total direct operating expenses	9,312

Excess of revenues over direct operating expenses	$7,807

The accompanying notes are an integral part of these combined financial statements.

AUGUST 2010 CONTRACT OPERATIONS ACQUISITION
AND
AUGUST 2010 CONTRACT OPERATIONS ACQUISITION — UNIVERSAL COMPRESSION HOLDINGS, INC.
NOTES TO COMBINED STATEMENTS OF ASSETS ACQUIRED
AND LIABILITIES ASSUMED AND
COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
1. Overview and Basis of Presentation
Overview
On August 11, 2010, Exterran Partners, L.P. (“we,” “us” or “our”) acquired from certain subsidiaries of Exterran Holdings, Inc. (individually and together with its subsidiaries, “Exterran Holdings”) certain contract operations customer service agreements with 43 customers and a fleet of approximately 580 compressor units used to provide compression services under those agreements (the “Acquired Net Assets”), comprising approximately 255,000 horsepower, or 6% (by then available horsepower) of the combined contract operations business in the United States of America (“U.S.”) of Exterran Holdings and us (the “August 2010 Contract Operations Acquisition”) in accordance with the Contribution, Conveyance and Assumption Agreement, dated July 26, 2010, between us, Exterran Holdings and certain of our respective subsidiaries (the “Agreement”). In exchange for the customer service agreements and compression equipment, we issued 8,206,863 common units to Exterran Holdings and 167,075 general partner units to Exterran General Partner, L.P., our general partner and Exterran Holdings’ wholly-owned subsidiary.
On August 20, 2007, Universal Compression Holdings, Inc. (“Universal”) and Hanover Compressor Company (“Hanover”) completed a merger transaction (the “Merger”). In connection with the Merger, Universal and Hanover became wholly-owned subsidiaries of Exterran Holdings. Hanover was determined to be the acquirer for accounting purposes.
The accompanying combined statements of assets acquired and liabilities assumed and revenues and direct operating expenses for the August 2010 Contract Operations Acquisition include revenue and direct operating expenses related to contract operations customer service agreements and compressor units used to provide compression services under those agreements acquired in connection with the August 2010 Contract Operations Acquisition that were owned by Exterran Holdings subsequent to the Merger and those customer service agreements and compressor units owned by Hanover prior to the Merger. The accompanying combined statement of revenues and direct operating expenses of Universal for the period from January 1, 2007 through August 19, 2007, (“the August 2010 Contract Operations Acquisition — Universal Compression Holdings, Inc.”) include revenues and direct operating expenses related to contract operations customer service agreements and compressor units acquired in connection with the August 2010 Contract Operations Acquisition that were owned by Universal prior to the Merger and are not reflected in the combined statement of revenues and direct operating expenses for the August 2010 Contract Operations Acquisition.
These financial statements represent the assets acquired and liabilities assumed as well as the revenue and direct operating expenses related to the customer service agreements contributed to us in connection with the Agreement, except as discussed below in Basis of Presentation.
Basis of Presentation
The accompanying combined statements of assets acquired and liabilities assumed and statements of revenues and direct operating expenses related to the August 2010 Contract Operations Acquisition and August 2010 Contract Operations Acquisition — Universal Compression Holdings, Inc. have been prepared for the purpose of complying with the rules and regulations of the U.S. Securities and Exchange Commission. Statements of assets acquired and liabilities assumed and statements of revenues and direct operating expenses have been included in this report in lieu of full financial statements because the preparation of full financial statements was determined to be impracticable as it would have required significant assumptions that cannot be substantiated. The Acquired Net Assets were not operated as a separate business unit or legal entity of either Exterran Holdings or Universal, but were an integrated part of each company’s consolidated operations.
The accompanying combined statements have been derived from the historical records of Exterran Holdings and Universal to present combined statements of assets acquired and liabilities assumed and revenues and direct operating expenses related to the August 2010 Contract Operations Acquisition in accordance with accounting principles generally accepted in the U.S. (“GAAP”). In the opinion of management, the accompanying combined statements contain all adjustments considered necessary to fairly present the assets acquired, liabilities assumed, revenues and direct operating expenses related to the August 2010 Contract Operations Acquisition. These combined statements are not intended to be a complete presentation of the financial position or results of operations for the Acquired Net Assets. The historical operating results of the August 2010 Contract Operations Acquisition and the August 2010 Contract Operations Acquisition — Universal Compression Holdings, Inc. may not be indicative of its results in the future due to changes in the business.
The August 2010 Contract Operations Acquisition includes three categories of acquired customers:
•	Customers that have not been included in previous acquisitions from Exterran Holdings and where all business with that customer or a significant portion of the customer business that is easily identifiable has been acquired.
•	Customers that have been included in previous acquisitions from Exterran Holdings but additional business with these customers and Exterran Holdings related to subsequent customer business acquisitions has been acquired.
•	Customers that have not been included in previous acquisitions from Exterran Holdings and where only a portion of the contract compression business currently held with Exterran Holdings has been acquired.
For customers that have not been included in previous acquisitions where all business with that customer or a significant portion of that customer’s business which is easily identifiable by the selling entities was acquired by the Partnership in the August 2010 Contract Operations Acquisition, the combined statements of assets acquired and liabilities assumed and revenues and direct operating expenses will include all contract compression business historically contracted with that customer.
For customers that have been included in any of our previous acquisitions from Exterran Holdings of certain contract operations customer service agreements and a fleet of compressor units used to provide compression services under those agreements, but because of a customer’s business acquisitions they have additional business with Exterran Holdings that has been acquired by the Partnership in the August 2010 Contract Operations Acquisition, the combined statements of assets acquired and liabilities assumed and revenues and direct operating expenses include all contract compression business with that customer going back to the date of our prior acquisition from Exterran Holdings of all service contracts with such customer.
For customers that have not been included in any of our previous acquisitions from Exterran Holdings, but only a portion of the contract compression business currently transacted by Exterran Holdings was included in the August 2010 Contract Operations Acquisition, the combined statements of assets acquired and liabilities assumed and revenues and direct operating expenses includes all contract compression business with the customers that have been partially acquired in the August 2010 Contract Operations Acquisition even though some of the business currently contracted with that customer was not transferred in the August 2010 Contract Operations Acquisition.
The combined statements of assets acquired and liabilities assumed include the natural gas compression equipment in the Acquired Net Assets as defined in the Agreement, as well as the intangible assets and amortization related to the intangible assets associated with the Acquired Net Assets. Compression equipment includes the compression equipment cost and accumulated depreciation of units which were in service as of the end of the periods presented attributable to Exterran Holdings’ or Universal’s contract operations customer service agreements for the 43 customers that were transferred in connection with the August 2010 Contract Operations Acquisition. The combined statements of revenues and direct operating expenses related to the August 2010 Contract Operations Acquisition include the revenues and direct expenses of units which were in service during the periods presented attributable to Exterran Holdings’ or Universal’s contract operations customer service agreements for the 43 customers that were transferred in connection with the August 2010 Contract Operations Acquisition. These statements include depreciation expense related to the compression equipment used to provide service under these customer service agreements with these 43 customers. Certain expense items not directly associated with the customer service agreements, such as interest, income taxes and corporate overhead (see Note 2) were excluded from the statements of revenues and direct operating expenses. The allocation of such costs was not historically made and therefore would be made at the discretion of management and would not necessarily be indicative of what such costs actually would have been had the specific assets been operated as a stand-alone entity.
All cash flow requirements of the Acquired Net Assets were funded by either Exterran Holdings or Universal, and cash management functions were not performed at the Acquired Net Assets level. Therefore, a statement of cash flows, including cash flows from operating, investing and financing activities, is not presented as the Acquired Net Assets did not maintain a separate cash balance.

2. Summary of Significant Accounting Policies
Use of Estimates
In preparing the Acquired Net Assets combined statements of assets acquired, liabilities assumed and revenue and direct operating expenses, management made estimates and assumptions that affect the amounts reported therein and related disclosures. Actual results may differ from these estimates.
Compression Equipment
Compression equipment is carried at cost. Depreciation for financial reporting purposes is computed on the straight-line basis using an estimated useful life of 15 to 30 years. For compression equipment, depreciation begins with the first compression service.
Maintenance and repairs are charged to expense as incurred. Overhauls and major improvements that increase the value or extend the life of compressor units are capitalized and depreciated over the estimated useful life of up to 7 years.
Compression equipment is reviewed for impairment whenever events or circumstances indicate that the carrying amount of an asset may not be recoverable based upon undiscounted cash flows. Any impairment losses are measured based upon the excess of the carrying value over the fair value.
Intangible Assets
The amounts of finite life intangible assets reflected in the combined statements of assets acquired and liabilities assumed represent an allocation of the historical cost finite life intangible assets of Exterran Holdings’ North America contract operations segment. The amounts allocated were based on the determination of fair value of net assets transferred to us to the total fair value of Exterran Holdings’ North America contract operations segment.
The amount of finite life intangible assets included in the August 2010 Contract Operations Acquisition is comprised of $5.9 million associated with customer relationships. This intangible asset is being amortized through 2024, based on the present value of expected income to be realized from this asset.
Revenue Recognition
Revenue is recognized using the following criteria: (a) persuasive evidence of an exchange arrangement exists, (b) delivery has occurred or services have been rendered, (c) the buyer’s price is fixed or determinable and (d) collectability is reasonably assured. Revenue from contract operations service is recorded when earned, which generally occurs monthly at the time the monthly compression service is provided to customers in accordance with the customer service agreements.
Cost of Sales (Excluding Depreciation and Amortization)
Cost of sales (excluding depreciation and amortization) includes all variable and fixed costs associated with providing contract operations services, including direct labor, benefits cost, parts cost, unit freight cost, lubricant cost, field supply cost and ad valorem taxes.
Selling, General and Administrative
Selling, general and administrative (“SG&A”) expenses include only those costs directly associated with producing contract operations revenues, including fleet management, selling and marketing, bad debt expense and ad valorem taxes. The amount of SG&A expenses included in the combined statements of revenues and direct operating expenses reflects an allocation of those costs incurred by Exterran Holdings or Universal based on a percentage of revenue and horsepower.

EXTERRAN PARTNERS, L.P.
UNAUDITED PRO FORMA FINANCIAL STATEMENTS
INTRODUCTION
The following are the unaudited pro forma consolidated financial statements of Exterran Partners, L.P. (“we,” “us” or “our”) as of June 30, 2010, and for the year ended December 31, 2009 and the six months ended June 30, 2010. The unaudited pro forma consolidated balance sheet assumes that our acquisition in August 2010 of certain contract operations customer service agreements and compression equipment (together, the “Assets”) of the natural gas contract operations business that is provided in the United States of America by Exterran Holdings, Inc. (individually and together with its subsidiaries, “Exterran Holdings”), and the other related transactions, as described below (the “August 2010 Contract Operations Acquisition”), occurred as of June 30, 2010. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2009 assumes that the August 2010 Contract Operations Acquisition and our acquisition in November 2009 of certain contract operations customer service agreements and compression equipment from Exterran Holdings (the “November 2009 Contract Operations Acquisition”) occurred on January 1, 2009. The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2010 assumes that the August 2010 Contract Operations Acquisition occurred on January 1, 2009. These transaction adjustments are presented in the notes to the unaudited pro forma financial statements.
The pro forma financial statements reflect the following transactions:
As related to the August 2010 Contract Operations Acquisition:
•	our acquisition of the Assets from Exterran Holdings; and

•	our issuance of 8,206,863 common units to Exterran Holdings and 167,075 general partner units to Exterran General Partner, L.P., our general partner and Exterran Holdings’ wholly-owned subsidiary.
As related to the November 2009 Contract Operations Acquisition for the period January 1, 2009 through November 10, 2009:
•	our acquisition in November 2009 of certain contract operations customer service agreements and compression equipment from Exterran Holdings;

•	our assumption of $57.2 million of Exterran Holdings’ long-term debt;

•	our borrowing of $30.0 million under our asset-backed securitization facility and $28.0 million under our revolving credit facility and use of those proceeds to retire the debt assumed from Exterran Holdings; and

•	our issuance of 4,739,927 common units to Exterran Holdings and 96,901 general partner units to Exterran General Partner, L.P., our general partner and Exterran Holdings’ wholly-owned subsidiary.
The unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of operations were derived by adjusting our historical financial statements. The adjustments are based on currently available information and certain estimates and assumptions and, therefore, the actual adjustments may differ from the pro forma adjustments. However, management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transactions. The unaudited pro forma consolidated financial statements do not purport to present our financial position or results of operations had the August 2010 Contract Operations Acquisition actually been completed as of the dates indicated. Moreover, the statements do not project our financial position or results of operations for any future date or period.

EXTERRAN PARTNERS, L.P.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2010
(In thousands)

					Carve-off for
		August 2010			Non-Acquired
	Exterran	Contract			Business of	Exterran
	Partners, L.P.	Operations			Customers Partially	Partners, L.P.
	Historical	Acquisition	Adjustments		Acquired	Pro Forma
ASSETS

Current assets:
Cash and cash equivalents	$64	$—	$—		$—	$64
Restricted cash	971	—	—		—	971
Accounts receivable, net of allowance	23,370	—	—		—	23,370

Total current assets	24,405	—	—		—	24,405

Compression equipment	790,850	192,234	—		(15,671)	967,413
Accumulated depreciation	(237,250)	(57,965)	—		4,725	(290,490)

Net compression equipment	553,600	134,269	—		(10,946)	676,923
Goodwill	124,019	—	—		—	124,019
Intangibles and other assets, net	10,078	5,938	—		(484)	15,532

Total assets	$712,102	$140,207	$—		$(11,430)	$840,879

LIABILITIES AND PARTNERS’ CAPITAL

Current liabilities:
Accounts payable, trade	$5	$—	$—		$—	$5
Due to affiliates, net	8,584	—	—		—	8,584
Accrued liabilities	8,946	—	—		—	8,946
Accrued interest	1,947	—	—		—	1,947
Current portion of interest rate swaps	9,514	—	—		—	9,514

Total current liabilities	28,996	—	—		—	28,996

Long-term debt	430,500	—	—		—	430,500
Interest rate swaps	5,202	—	—		—	5,202

Total liabilities	464,698	—	—		—	464,698

Partners’ capital:
Common units	288,126	—	137,410	(A)	(11,202)	414,334
Subordinated units	(34,833)	—	—		—	(34,833)
General partner units	8,323	—	2,797	(A)	(228)	10,892
Accumulated other comprehensive loss	(13,938)	—	—		—	(13,938)
Treasury units	(274)	—	—		—	(274)

Total partners’ capital	247,404	—	140,207		(11,430)	376,181

Total liabilities and partners’ capital	$712,102	$—	$140,207		$(11,430)	$840,879

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

EXTERRAN PARTNERS, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2009
(In thousands, except per unit data)

						Carve-off for
		November 2009	August 2010			Non-Acquired
	Exterran	Contract	Contract			Business of	Exterran
	Partners, L.P.	Operations	Operations			Customers Partially	Partners, L.P.
	Historical	Acquisition	Acquisition	Adjustments		Acquired	Pro Forma
Revenue	$181,729	$52,008	$57,329	$—		$(4,673)	$286,393

Costs and expenses:
Cost of sales (excluding depreciation and amortization)	83,480	22,686	21,831	—		(1,780)	126,217
Depreciation and amortization	36,452	11,422	11,410	—		(930)	58,354
Fleet impairment	3,151	—	—	—		—	3,151
Selling, general and administrative	24,226	2,569	3,234	3,874	(B)	(427)	33,476
Interest expense	20,303	—	—	2,016	(C)	—	22,319
Other (income) expense, net	(1,208)	—	—	—		—	(1,208)

Total costs and expense	166,404	36,677	36,475	5,890		(3,137)	242,309

Income before income taxes	15,325	15,331	20,854	(5,890)		(1,536)	44,084
Income taxes	541	—	—	378	(D)	(16)	903

Net income	$14,784	$15,331	$20,854	$(6,268)		$(1,520)	$43,181

General partner interest in net income	$1,354						$2,533

Common units interest in net income	$9,137						$32,628

Subordinated units interest in net income	$4,293						$8,020

Weighted average common units outstanding:
Basic	13,461			12,272	(E)		25,733

Diluted	13,477			12,272	(E)		25,749

Weighted average subordinated units outstanding:
Basic	6,325						6,325

Diluted	6,325						6,325

Earnings per common unit:
Basic	$0.68						$1.27

Diluted	$0.68						$1.27

Earnings per subordinated unit:
Basic	$0.68						$1.27

Diluted	$0.68						$1.27

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

EXTERRAN PARTNERS, L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the six months ended June 30, 2010
(In thousands, except per unit data)

					Carve-off for
		August 2010			Non-Acquired
	Exterran	Contract			Business of	Exterran
	Partners, L.P.	Operations			Customers Partially	Partners, L.P.
	Historical	Acquisition	Adjustments		Acquired	Pro Forma

Revenue	$106,500	$28,094	$—		$(2,290)	$132,304

Costs and expenses:
Cost of sales (excluding depreciation and amortization)	54,977	11,533	—		(940)	65,570
Depreciation and amortization	23,641	6,671	—		(544)	29,768
Fleet impairment	231	—	—		—	231
Selling, general and administrative	16,214	1,969	805	(B)	(226)	18,762
Interest expense	11,416	—	—		—	11,416
Other (income) expense, net	(406)	—	—		—	(406)

Total costs and expense	106,073	20,173	805		(1,710)	125,341

Income before income taxes	427	7,921	(805)		(580)	6,963
Income taxes	346	—	93	(D)	(8)	431

Net income	$81	$7,921	$(898)		$(572)	$6,532

General partner interest in net income	$625					$967

Common units interest in net income	$(400)					$4,468

Subordinated units interest in net income	$(144)					$1,097

Weighted average common units outstanding:
Basic	17,553		8,207	(E)		25,760

Diluted	17,553		8,207	(E)		25,760

Weighted average subordinated units outstanding:
Basic	6,325					6,325

Diluted	6,325					6,325

Earnings per common unit:
Basic	$(0.02)					$0.17

Diluted	$(0.02)					$0.17

Earnings per subordinated unit:
Basic	$(0.02)					$0.17

Diluted	$(0.02)					$0.17

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

EXTERRAN PARTNERS, L.P.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation, the August 2010 Contract Operations Acquisition and Related Transactions
The historical financial information is derived from the consolidated financial statements of the Partnership and the combined financial statements of the August 2010 Contract Operations Acquisition, the August 2010 Contract Operations Acquisition — Universal Compression Holdings, Inc. (such combined financial statements are included elsewhere in this report) and the November 2009 Contract Operations Acquisition. The pro forma adjustments have been prepared as if the transactions, as described below, had taken place on June 30, 2010, in the case of the pro forma consolidated balance sheet, or as of January 1, 2009, in the case of the pro forma consolidated statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010.
The pro forma financial statements reflect the following transactions:
As related to the August 2010 Contract Operations Acquisition:
•	our acquisition of the Assets from Exterran Holdings; and

•	our issuance of 8,206,863 common units to Exterran Holdings and 167,075 general partner units to Exterran General Partner, L.P., our general partner and Exterran Holdings’ wholly-owned subsidiary.
As related to the November 2009 Contract Operations Acquisition for the period January 1, 2009 through November 10, 2009:
•	our acquisition in November 2009 of certain contract operations customer service agreements and compression equipment from Exterran Holdings;

•	our assumption of $57.2 million of Exterran Holdings’ long-term debt;

•	our borrowing of $30.0 million under our asset-backed securitization facility and $28.0 million under our revolving credit facility and use of those proceeds to retire the debt assumed from Exterran Holdings; and

•	our issuance of 4,739,927 common units to Exterran Holdings and 96,901 general partner units to Exterran General Partner, L.P., our general partner and Exterran Holdings’ wholly-owned subsidiary.
2. Pro Forma Adjustments and Assumptions
(A) Reflects the issuance of 8,206,863 common units to Exterran Holdings and 167,075 general partner units to our general partner in connection with the August 2010 Contract Operations Acquisition.
(B) Reflects an allocation of selling, general and administrative (“SG&A”) expenses of Exterran Holdings for the year ended December 31, 2009 of $2.0 million and $1.9 million, related to the August 2010 and November 2009 Contract Operations Acquisitions, respectively. Reflects an allocation of SG&A expenses of Exterran Holdings for the six months ended June 30, 2010 of $0.8 million, related to the August 2010 Contract Operations Acquisition. SG&A expenses in this adjustment include only the allocation of indirect expenses and have been allocated to us based on the percentage of total horsepower of compressor units we acquired in the transactions to total horsepower of Exterran Holdings and our compressor units in accordance with an omnibus agreement among us, Exterran Holdings and others.
(C) Reflects interest expense incurred on additional borrowings of $30.0 million under our term loan and $28.0 million under our revolving credit facility in connection with the November 2009 Contract Operations Acquisition. During the period from January 1, 2009 through November 10, 2009, interest expense is $2.0 million and is based on an average rate of three-month LIBOR of 1.38%, plus the applicable margin of 1.5% to 1.75% under the revolving credit facility and 3.5% under the asset-backed securitization facility. A one percentage point increase or decrease in interest rates would result in an increase or decrease in interest expense related to this transaction of $0.5 million for the year ended December 31, 2009.

(D) Reflects additional taxes for the year ended December 31, 2009 of $0.2 million in connection with both the August 2010 Contract Operations Acquisition and November 2009 Contract Operations Acquisition that we would have incurred under the Texas margins tax and Michigan Business Tax related to the contract operations service agreements that we acquired from Exterran Holdings in the transactions. Reflects additional taxes for the six months ended June 30, 2010 of $0.1 million, in connection with the August 2010 Contract Operations Acquisition, that we would have incurred under the Texas margins tax and Michigan Business Tax related to the contract operations service agreements that we acquired from Exterran Holdings in the transaction. Note that a 10% increase or decrease in the apportionment factor used to calculate the margin tax expense for the unaudited pro forma consolidated statement of operations presented herein would not have a material impact on the amount of such tax expense.
(E) Reflects the issuance of 8,206,863 common units and 4,739,927 common units, respectively, to Exterran Holdings in connection with the August 2010 Contract Operations Acquisition and November 2009 Contract Operations Acquisition.
3. Carve-off for Non-Acquired Business of Customers Partially Acquired
The combined statements of assets acquired and liabilities assumed and revenues and direct operating expenses includes all contract compression business with the customers that have been partially acquired in the August 2010 Contract Operations Acquisition even though some of the business currently contracted with that customer was not transferred in the August 2010 Contract Operations Acquisition or in prior acquisitions. To better reflect the amount of business acquired, the unaudited pro forma financial statements include an adjustment to the combined statements of assets acquired and liabilities assumed and revenues and direct operating expenses to reflect the amount of business in the August 2010 Contract Operations Acquisition not actually acquired. The percentage was based on the ratio of horsepower acquired in the August 2010 Contract Operations Acquisition to the total horsepower in service for each of this type of customer on the closing date of the August 2010 Contract Operations Acquisition. The ratio was applied retrospectively to all of the historical periods to present the contract compression revenues and expenses with that customer.
4. Pro Forma Net Income Per Limited Partner Unit
Pro forma net income per limited partner unit is determined by dividing the pro forma net income that would have been allocated to the common and subordinated unitholders by the number of common and subordinated units expected to be outstanding after the completion of the transactions included in the pro forma consolidated financial statements. All units issued in connection with the August 2010 Contract Operations Acquisition and November 2009 Contract Operation Acquisition were assumed to have been outstanding since January 1, 2009. Pursuant to the partnership agreement, to the extent that the quarterly distributions exceed certain targets, the general partner is entitled to receive certain incentive distributions that will result in more net income proportionately being allocated to the general partner than to the holders of common and subordinated units. The pro forma net income per unit calculations reflect the incentive distributions made to the general partner and a reduction of net income allocable to the limited partners of $0.6 million and $0.1 million for the year ended December 31, 2009 and the six months ended June 30, 2010, respectively, which reflects the amount of additional incentive distributions that would have occurred if the excess of net income over actual distributions for the period been distributed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.
(Registrant)

By: Exterran General Partner, L.P., its general partner

By: Exterran GP LLC, its general partner

Date: September 1, 2010	/s/ MICHAEL J. AARONSON

Name: Michael J. Aaronson
Title: Chief Financial Officer